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06/13/2023

History, Housing, Jobs and Fashion Come Together in Midtown Detroit

Freelon at Sugar Hill	When famed designer Tracey Reese returned in 2019 to her native Detroit from New York, she was on a mission. Since the 1990s, her work had appeared on the cover of every major fashion magazine and worn by celebrities including Michelle Obama, Taylor Swift and Oprah Winfrey. Now she wanted to launch a new sustainability-focused line that would make a broader social impact.

Reese established Hope for Flowers fashionwear to empower women and young people through arts programming for public schools and collaboration with local artisans in Detroit. Reese says she wants to help “make Detroit a creative space where people can come and create together.”

Move-in day was this week. The designer’s ambitious venture now will be headquartered in a new real estate development created to further strengthen one of the Motor City’s most historic neighborhoods and its residents. The Freelon at Sugar Hill is a $35.1 million, 68-apartment project that includes affordable housing for veterans and others, as well as commercial space for social entrepreneurs like Reese.

This month, the mixed-use, mixed-income development was named the Community Development Real Estate Qualified Low-income Community Investment (QLICI) of the Year by the Novogradac Journal of Tax Credits. The AFL-CIO Housing Investment Trust’s subsidiary Building America CDE provided $14.5 million in New Markets Tax Credits to the project.

Built entirely by union workers, the site is across from the John D. Dingell VA Medical Center. Twenty of 68 apartments are reserved for residents earning between 30 percent and 80 percent of the area median income. Twelve units are fully furnished apartments set aside as deeply affordable for veterans who have experienced homelessness. The remaining units will be marketed to artists, teachers and professionals from the surrounding arts community and medical campuses.

Developed by Boston-based Preservation of Affordable Housing (POAH) and Develop Detroit, the project has been hailed by local leaders. “We are creating a city where all Detroiters, no matter their income, no matter their

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background, have access to quality affordable housing,” said Detroit Mayor Mike Duggan.

The Freelon at Sugar Hill was one of the last developments famed architect Phil Freelon designed before his death in 2019. His work included Washington, DC’s Smithsonian National Museum of African American History and Culture and Atlanta’s National Center for Civil and Human Rights.

The center of Detroit’s jazz and entertainment scene between the 1940s and 1960s, the Sugar Hill Arts District was designated a national and local historic district in 2002. Today the midtown neighborhood is home to cultural anchors such as the Museum of Contemporary Art Detroit and the N’Namdi Center for Contemporary Art.	Building America CEO Harpreet Peleg (first on left) receiving award

Building America’s CEO Harpreet Peleg accepted the QLICI award along with the lending partners at Novogradac’s June 8 awards ceremony in Washington, DC. Ms. Peleg noted the development exemplified the CDE’s mission.

“We invest where our work will maximize the impact of union workers and dollars on a community and its residents,” said Ms. Peleg. “The Freelon at Sugar Hill stands as an example of how quality housing and jobs bring to neighborhoods the energy and vitality they need to thrive.”

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